QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2002

Specialty Laboratories, Inc.
(Exact name of registrant as specified in charter)

California	001-16217	95-2961036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2211 Michigan Avenue, Santa Monica, California		90404
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 5    OTHER EVENTS

        On July 17, 2002 Specialty Laboratories, Inc., (the "Registrant") announced that the Federal Centers for Medicare & Medicaid Services (CMS) has found the Registrant to be in compliance with all condition level requirements of the federal Clinical Laboratory Improvements Act (CLIA) as of June 19, 2002. As a result, the Registrant's right to bill Medicare and Medicaid for its testing services has been reinstated as of June 19, 2002 and all actions against the Registrant's CLIA certification have been rescinded.

        A copy of CMS' letter dated July 17, 2002 is filed herewith as Exhibit 99.1. A copy of the press release issued by the Registrant on July 17, 2002 concerning the foregoing matter is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits    The following documents are filed as exhibits to this report:

  99.1
  Centers for Medicare and Medicaid Services Letter dated July 17, 2002.

  99.2
  Press Release dated July 17, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Specialty Laboratories, Inc.
Date: July 18, 2002	By:	/s/ FRANK J. SPINA Frank J. Spina, Chief Financial Officer

EXHIBIT INDEX

Exhibits    The following documents are filed as exhibits to this report:

99.1
Centers for Medicare and Medicaid Services Letter dated July 17, 2002.

99.2
Press Release dated July 17, 2002.

QuickLinks

SIGNATURE
EXHIBIT INDEX